EXHIBIT 21.1







                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF MARCH 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING

   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR SEPTEMBER 25, 1996,
                              THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996

 1   Total Actual Principal Collections                      1,137,060.45
 2   Total Actual Interest Collections                         732,976.89
 3   Additional Proceeds                                             0.00
                                                             ------------
 4   Aggregate Amount Received:                              1,870,037.34
     Monthly Advance
 5        Delinquent Interest                                    4,188.20
 6        Compensating Interest                                  6,162.92
 7        Amounts Held for Future Distributions                      0.00
                                                             ------------
 8   Available Remittance Amount:                            1,880,388.46

 9   Less:     Service Fees                                     42,137.60
10   Less:     Expense Account Deposit:                          1,906.33
11   Plus:     Cross Collateral Deposit                              0.00
                                                             ------------
12   Adjusted Remittance Amount:                             1,836,344.53

     Remaining Amount Available:

13             Adjusted Remittance Amount                    1,836,344.53
14             Insured Payments                                      0.00
15             Cross Collateral Withdrawal                           0.00
16             Insurance Account Deposit @ 13 bp
                  the Ending Principal balance                   8,394.04

17             Class Remittance Amounts                      1,827,950.49
18             Non-Recoverable Advances Not
                  Previously Reimbursed                              0.00
                                                             ------------
19   Total Remaining Amount Available:                               0.00
                                                             ============
     Amount of Reimbursements Pursuant to Sec. 5.04
20        Servicing Fee                                              0.00
21        Monthly Advances and Servicer Advances                     0.00
22        Other Mortgage Payments                                    0.00
23        Interest Earned on P&I Deposits                            0.00
24        Additional Servicing Compensation                          0.00


                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF MARCH 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING

   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR SEPTEMBER 25, 1996,
                              THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996



                                                      Total             Class A1            Class A2              Class A3
                                                      -----             --------            --------              --------
25 Number of Loans                                         1289
26 Opening Loan balance                           78,620,517.07       17,622,374.76       34,998,934.11        7,499,771.60
27 Additional Principal Reduction                  1,230,168.55        1,230,168.55                0.00                0.00
28 Realized Losses, LTD                                    0.00                0.00                0.00                0.00
29 Carryforward amount                                     0.00                0.00                0.00                0.00
                                                  -------------       -------------       -------------        ------------
30 Opening Class Principal Balance                77,390,348.52       16,392,206.21       34,998,934.11        7,499,771.60
31   Pool Factor per Loan                           94.7235146%         21.2317768%         42.1673905%          9.0358694%
32   Factor per Class Balance                       93.2413838%         19.7496460%         42.1673905%          9.0358694%
33 Excess Spread                                           0.00
34 Additional Principal due Class A                  239,753.42          239,753.42
35 Cross Collateral Deposit                                0.00                0.00
36 Cross Collateral Withdrawal                             0.00
37 Interest Remittance @ Class Yield                 451,136.62           89,064.32          199,493.92           44,498.64

   Principal Reductions:

38    Prepayments - Number                                   12                 12
39   Prepayments - Dollar                          1,054,212.03        1,054,212.03                0.00                0.00
40   Net Liquidation Proceeds                              0.00                0.00                0.00                0.00
41   Curtailments                                     21,419.50           21,419.50                0.00                0.00
42   Normal and Excess Payments                       61,428.92           61,428.92                0.00                0.00
                                                  -------------       -------------       -------------        ------------
43 Total Principal Remittance                      1,137,060.45        1,137,060.45                0.00                0.00
44 Additional Principal Reduction                    239,753.42          239,753.42                0.00                0.00
                                                  -------------       -------------       -------------        ------------
45 Total Remittance                                1,827,950.49        1,465,878.19          199,493.92           44,498.64
                                                  =============       =============       =============        ============
46 Current Month Realized Loss--Number                        0                   0
47 Current Month Realized Loss--dollar                     0.00                0.00

   Class Principal Balance Reconciliation
48 Number of Loans                                          1277
49   Loan balance                                  77,483,456.62      16,485,314.31       34,998,934.11        7,499,771.60
50   Additional Principal Reduction, LTD            1,469,921.97       1,469,921.97                0.00                0.00
51   Realized Losses, LTD                                   0.00               0.00                0.00                0.00
                                                  -------------       -------------       -------------        ------------
52 Ending Class Principal Balance                  76,013,534.65      15,015,392.34       34,998,934.11        7,499,771.60
53 Class Factor per Loan Balance                     93.3535623%        19.8618245%         42.1673905%          9.0358694%
54 Class Factor per Class Balance                    91.5825719%        18.0908341%         42.1673905%          9.0358694%


                                                      Class A4           Class A5             Class R
                                                      --------           --------             -------
25 Number of Loans
26 Opening Loan balance                             9,999,695.46       8,499,741.14
27 Additional Principal Reduction                           0.00               0.00
28 Realized Losses, LTD                                     0.00               0.00
29 Carryforward amount                                      0.00               0.00
                                                    ------------       ------------
30 Opening Class Principal Balance                  9,999,695.46       8,499,741.14
31   Pool Factor per Loan                            12.0478259%        10.2406520%
32   Factor per Class Balance                        12.0478259%        10.2406520%
33 Excess Spread                                                                                0.00

34 Additional Principal due Class A
35 Cross Collateral Deposit
36 Cross Collateral Withdrawal                                                                  0.00
37 Interest Remittance @ Class Yield                   62,831.42          55,248.32


   Principal Reductions:
38   Prepayments - Number
39   Prepayments - Dollar                                   0.00               0.00
40   Net Liquidation Proceeds                               0.00               0.00
41   Curtailments                                           0.00               0.00
42   Normal and Excess Payments                             0.00               0.00
                                                    ------------       ------------             ----
43 Total Principal Remittance                               0.00               0.00
44 Additional Principal Reduction                           0.00               0.00
                                                    ------------       ------------             ----
45 Total Remittance                                    62,831.42          55,248.32             0.00
                                                    ============       ============             ====
46 Current Month Realized Loss--Number
47 Current Month Realized Loss--dollar

   Class Principal Balance Reconciliation
48 Number of Loans
49   Loan balance                                   9,999,695.46       8,499,741.14
50   Additional Principal Reduction, LTD                    0.00               0.00
51   Realized Losses, LTD                                   0.00               0.00
                                                    ------------       ------------
52 Ending Class Principal Balance                   9,999,695.46       8,499,741.14
53 Class Factor per Loan Balance                     12.0478259%        10.2406520%
54 Class Factor per Class Balance                    12.0478259%        10.2406520%


                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF MARCH 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING

   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR SEPTEMBER 25, 1996,
                              THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996





                                                          Total            Class A1           Class A2          Class A3
                                                          -----            --------           --------          --------
  55 Weighted Note Rate - THIS remittance              11.35281%
  56 Weighted Note Rate - NEXT remittance              11.34686%
  57      Pass-Through Rate - THIS remittance                                6.520%             6.840%            7.120%

  58 Weighted Average Remaining Term                      220.30

  59 Original Pool - Principal Balance              52,491,569.72     13,913,428.12      22,134,999.28      4,743,214.13
  60 Original Pool - Pre-Funding Account            30,508,430.28      8,086,571.88      12,865,000.72      2,756,785.87
  61 Original Pool - Additional Principal Reduction          0.00              0.00               0.00              0.00
                                                    -------------     -------------      -------------      ------------
  62 Original Pool Total                            83,000,000.00     22,000,000.00      35,000,000.00      7,500,000.00
  63 Original Pool - Number of Loans                    864


                                                        Class A4          Class A5
                                                        --------          --------
  55 Weighted Note Rate - THIS remittance
  56 Weighted Note Rate - NEXT remittance
  57      Pass-Through Rate - THIS remittance              7.540%            7.800%
  58 Weighted Average Remaining Term

  59 Original Pool - Principal Balance               6,324,285.51      5,375,642.68
  60 Original Pool - Pre-Funding Account             3,675,714.49      3,124,357.32
  61 Original Pool - Additional Principal Reduction          0.00              0.00
                                                    -------------     -------------
  62 Original Pool Total                            10,000,000.00      8,500,000.00
  63 Original Pool - Number of Loans






   Class A Over-Collateralization Reconciliation  Beginning of Month    Current Month    End of Month
   ---------------------------------------------  ------------------    -------------    ------------
  64 Additional Principal Reduction,  LTD            1,230,168.55        239,753.42       1,469,921.97
  65 Cross Collateral Deposit, LTD                           0.00              0.00               0.00
  66 Less:  Realized Losses, LTD                             0.00              0.00               0.00
                                                     ------------        ----------       ------------
  67 Over-Collateralization of Principal             1,230,168.55        239,753.42       1,469,921.97
                                                     ============        ==========       ============
  68 Base Overcollateralization Requirement                                               4,150,000.00
  69 Required Over-Collateralization Amount                                               4,150,000.00

     Current Month Subordinated Amount            Beginning of Month    Current Month    End of Month
     ---------------------------------            ------------------    -------------    ------------
  70 Original Subordinated Amount                    8,798,000.00            N/A          8,798,000.00
  71 Less: Cumulative Realized Losses                        0.00              0.00               0.00
  72 Plus: Cumulative Additional Proceeds                    0.00              0.00               0.00
                                                     ------------         ---------       ------------
  73 Current Subordinated Amount                     8,798,000.00                         8,798,000.00
                                                     ============         =========       ============

     Nonrecoverable Advance Reconciliation
     -------------------------------------
  74 Beginning of Month                                                        0.00
  75 Current Month Unpaid Nonrecoverable Advance                               0.00
  76 Less: Current Month Reimbursement                                         0.00
                                                                          ---------
  77 End of Month                                                              0.00
                                                                          =========

                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-1 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF MARCH 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING

   INFORMATION PERTAINING TO SERIES 1996-1 SUB-POOL 1 FOR SEPTEMBER 25, 1996,
                              THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996


                                                                    Class             Class              Class             Class
                                                                      A1                 A2                A3                A4
                                                               --------------     --------------     -------------    --------------

  78 Total Class Principal - Original Pool   $83,000,000.00    $22,000,000.00     $35,000,000.00     $7,500,000.00    $10,000,000.00
  79 Interest Remittance Amount                  451,136.62         89,064.32         199,493.92         44,498.64         62,831.42
  80 Interest Rate Factor / 1000                   5.435381          4.048378           5.699826          5.933152          6.283142

  81 Total Principal Collections               1,137,060.45      1,137,060.45               0.00              0.00              0.00
  82 Additional Principal Reduction              239,753.42        239,753.42               0.00              0.00              0.00
                                             --------------    --------------     --------------     -------------    --------------
  83 Principal Remittance Amount               1,376,813.87      1,376,813.87               0.00              0.00              0.00
  84 Principal Payment Factor/1000                16.588119         62.582449           0.000000          0.000000          0.000000
  85 Principal Factor                            915.825719        682.517833         999.969546        999.969546        999.969546

  86 Prior Month Principal Factor                932.413838        745.100282         999.969546        999.969546        999.969546



                                                  Class
                                                    A5
                                               ------------

  78 Total Class Principal - Original Pool    $8,500,000.00
  79 Interest Remittance Amount                   55,248.32
  80 Interest Rate Factor / 1000                   6.499802

  81 Total Principal Collections                       0.00
  82 Additional Principal Reduction                    0.00
                                              -------------
  83 Principal Remittance Amount                       0.00
  84 Principal Payment Factor/1000                 0.000000
  85 Principal Factor                            999.969546

  86 Prior Month Principal Factor                999.969546

                                     4 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 01, 1996 AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996,
      LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


 1 Total Actual Principal Collections                              1,857,225.97
 2 Total Actual Interest Collections                                 589,649.76
 3 Additional Proceeds                                                     0.00
                                                                 --------------
 4 Total Collections                                               2,446,875.73

   Monthly Advance
 5   Delinquent Interest                                              81,192.70
 6   Compensating Interest                                             7,875.09
 7   Amounts Held for Future Distributions                                 0.00
 8   Supplemental Interest                                                 0.00
                                                                 --------------
 9 Available Remittance Amount:                                    2,535,943.52

10 Less:  Service Fees                                                37,157.05
11 Less:  Expense Account Deposit                                      1,846.60
12 Cross Collateral Deposit                                                0.00
                                                                 --------------
13 Adjusted Remittance Amount:                                     2,496,939.87

   Remaining Amount Available:

14     Adjusted Remittance Amount                                  2,496,939.87
15     Insured Payments                                                    0.00
16     Cross Collateral Withdrawal                                         0.00
17     Insurance Account Deposit @ 13bp
         the ending Class A  P-balance                                 8,371.96

18     Class Remittance Amounts                                    2,488,567.91
19     Non-Recoverable Advances Not
         Previously Reimbursed                                             0.00
                                                                 --------------
20 Total Remaining Amount Available:                                       0.00
                                                                 ==============

   Amount of Reimbursements Pursuant to Sec. 5.04

21   Servicing Fee                                                         0.00
22   Monthly Advances and Servicer Advances                                0.00
23   Other Mortgage Payments                                               0.00
24   Interest Earned on P&I Deposits                                       0.00
25   Additional Servicing Compensation                                     0.00

                           ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 01, 1996 AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996,
      LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-1 SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


                                                                      Total          Class 2-A         Class R
                                                                      -----          ---------         -------
26 Number of Loans                                                          689
27 Opening Loan Balance                                           79,136,871.38    79,136,871.38
28 Additional Principal Reduction, LTD                             3,415,636.44     3,415,636.44
29 Realized Losses, LTD                                                    0.00             0.00
30 Carryforward Amount                                                     0.00             0.00
                                                                ----------------  --------------
31 Opening Class Principal Balance                                75,721,234.94    75,721,234.94
32   Pool Factor per Loan Balance                                   95.3456282%      95.3456282%
33   Factor per Class Balance                                       91.2304035%      91.2304035%
34 Excess Spread                                                           0.00                          0.00
35 Additional Principal due Class A                                  267,485.63       267,485.63
36 Cross Collateral Deposit                                                0.00             0.00
37 Cross Collateral Withdrawal                                             0.00                          0.00
38 Interest Remittance                                               363,856.31       363,856.31
   Principal Reductions:
39     Prepayments - Number                                                  15               15
40     Prepayments - Dollar                                        1,817,792.02     1,817,792.02
41     Net Liquidation Proceeds                                            0.00             0.00
42     Curtailments                                                        0.00             0.00
43     Normal and Excess Payments                                     39,433.95        39,433.95
                                                                ----------------  --------------        ------
44 Total Principal Remittance                                      1,857,225.97     1,857,225.97
45 Additional Principal Reduction                                    267,485.63       267,485.63
                                                                ----------------  --------------        ------
46 Total Remittance                                                2,488,567.91     2,488,567.91         0.00
                                                                ================  ==============        ======
47 Carryforward Amount                                                     0.00
48 Current Month Realized Loss - Number                                       0                0
49 Current Month Realized Loss - Dollar                                    0.00             0.00

   Class Principal Balance - End of Month
50                           Number of Loans                    #           674
51 Closing Loan Balance                                           77,279,645.41    77,279,645.41
52 Additional Principal Reduction,  LTD                            3,683,122.07     3,683,122.07
53 Realized Losses, LTD                                                    0.00             0.00
54 Carryforward Amount                                                     0.00             0.00
                                                                ----------------  --------------
55 Closing Class A Principal Balance                              73,596,523.34    73,596,523.34
56 Class Factor per Loan Balance                                    93.1080065%      93.1080065%
57 Class Factor per Class Balance                                   88.6705100%      88.6705100%

                                                                    Page 3 of 4

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED
  AS OF MARCH 01, 1996 AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996,
      LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
      SERIES 1996-1 SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


                                                                     Total           Class A1
                                                                     -----           --------
58 Weighted Note Rate - THIS Remittance:                              10.38246%
59 Weighted Note Rate - NEXT Remittance:                              10.77570%

60 Pass-Through Rate:                                                  5.76625%         5.76625%

61 Related Remittance Period                                          26-Aug-96           thru         24-Sep-96

62 Days in Related Period:                                            30

63 Weighted Average Remaining Term                                   353.29

64 Original Pool - Principal Balance                              57,027,110.90    57,027,110.90
65 Original Pool - Pre-Funding Account                            28,407,783.59    28,407,783.59
66 Original Pool - Additional Principal Reduction                  2,434,894.49     2,434,894.49
                                                                 --------------   --------------       ------------
67 Original Pool Total                                            83,000,000.00    83,000,000.00
68 Original Pool - Number of Loans                                    318


   Class A Over-Collateralization Reconciliation
   ---------------------------------------------
                                                               Beginning of Month   Current Month     End of Month
                                                               ------------------   -------------     -------------
69 Additional Principal Reduction, LTD                             3,415,636.44       267,485.63      3,683,122.07
70 Cross Collateral Deposit, LTD                                           0.00             0.00              0.00
71 Less:  Realized Losses, LTD                                             0.00             0.00              0.00
                                                               ----------------      -----------     --------------
72 Over-Collateralization of Principal                             3,415,636.44       267,485.63      3,683,122.07
                                                               ================      ===========     ==============

73 Base Over-Collateralization Requirement                                                            4,058,157.00


   Current Month Subordinated Amount                           Beginning of Month   Current Month     End of Month
   ---------------------------------                           ------------------   -------------     -------------
74 Original Subordinated Amount                                    9,269,686.00         N/A           9,269,686.00
75 Less:  Cumulative Realized Losses                                       0.00             0.00              0.00
76 Plus:  Cumulative Additional Proceeds                                   0.00             0.00              0.00
                                                               ----------------      -----------     --------------
77 Current Subordinated Amount                                     9,269,686.00                       9,269,686.00
                                                               ================      ===========     ==============

   NonRecoverable Advance Reconciliation
   -------------------------------------
78 Beginning of Month                                                      0.00
79 Current Month Unpaid Nonrecoverable Advance                             0.00
80 Less: Current Month Reimbursement                                       0.00
                                                               ----------------
81 End of Month                                                            0.00
                                                               ================


                                                                     Page 4 of 4
                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

  IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED
  AS OF MARCH 01, 1996 AND THE INSURANCE AGREEMENT DATED AS OF MARCH 22, 1996,
      LEE SERVICING COMPANY REPORTS THE FOLLOWING INFORMATION PERTAINING TO
      SERIES 1996-1 SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


                                                                      Total          Class A1
                                                               ----------------   --------------
82 Total Class Principal - Original Pool                         $83,000,000.00   $83,000,000.00
83 Interest Remittance Amount                                        363,856.31       363,856.31
84 Interest Rate Factor / 1000                                         4.383811         4.383811

85 Total Principal Collections                                     1,857,225.97     1,857,225.97
86 Additional Principal Reduction                                    267,485.63       267,485.63
                                                               ----------------   --------------
87 Principal Remittance Amount                                     2,124,711.60     2,124,711.60
88 Principal Payment Factor/1000                                      25.598935        25.598935
89 Principal Factor                                                  886.705100       886.705100


90 Prior Month Principal Factors                                     912.304035       912.304035


